Exhibit 99.1

Tel: 215-564-1900	Ten Penn Center
Fax: 215-564-3940	1801 Market Street, Suite 1700
www.bdo.com	Philadelphia, PA 19103

Independent Accountant’s Report

Mr. Dwight Perry, Chief Financial Officer

The J.G. Wentworth Company

1200 Morris Drive

Chesterbrook, PA 19087

And

First Principles Capital Management, LLC

28 Liberty Street, 46th Floor

New York, NY 10005

We have performed the procedures enumerated below on the J.G. Wentworth XLVIII, LLC Fixed Rate Asset Backed Note, Series 2020-E1 transaction. The responsible party, The J.G. Wentworth Company is responsible for the J.G. Wentworth XLVIII, LLC Fixed Rate Asset Backed Note, Series 2020-E1 transaction.

The J.G. Wentworth Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information with respect to a portfolio of structured settlement purchase contracts (the “Settlement Receivables”) and annuity purchase contracts (the “Annuity Receivables”) (collectively, the “Series 2020-E1 Receivables”). Additionally, First Principles Capital Management, LLC has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the sufficiency of the procedures described below, either for the purpose for which the report has been requested or for any other purpose.

The procedures and the associated findings are as follows:

Purchase Contract File to Data File Comparison Procedures

1.	The Company provided BDO with:

a.

An electronic data file labeled “2020-E1 Pool Cut – 9.17.2021” (the “Data File”) containing information relating to the structured settlements purchase contracts (the “Settlement Contracts”) and annuity purchase contracts (the “Annuity Contracts,”) together, (the “Receivables”) as of the close of business on a date specified by the Company (the “Preliminary Cut-Off Date”) and

2.	The Company, on behalf of the Issuer, provided BDO with the following:

a.	Access to the Company’s management information system (“WAIDE”) containing certain information with respect to the Series 2020-E1 Receivables and

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

b.

Electronic files represented by the Company’s management to be copies of original settlement documents (the “Settlement Documents”) and annuity documents (the “Annuity Documents”) containing documentation pertaining to the purchase and assignment of the Series 2020-E1 Receivables.

Sample Settlement Contracts

3.	We randomly selected ninety-five (95) Settlement Contracts from the Data File. We performed the following procedures with respect to each selected structured settlement contract:

a.

State of Residence: Compared the claimant’s state of residence set forth on the applicable Data File to the claimant’s state of residence as indicated on the court order and either the signed and notarized purchase agreement (the “Purchase Agreement”), settlement agreement (the “Settlement Agreement”) or seller transfer report included in the Settlement Documents.

No exceptions were found.

b.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE to the wire transfer request(s) or check stub(s) included in the Settlement Documents.

No exceptions were found.

c.

Scheduled Payments Purchased: Compared the total payments set forth on the applicable Data File to the total amount of scheduled payments (excluding the payments occurring before the date of determination or September 1, 2021 (the “Securitization Cut -Off Date”) as indicated in WAIDE, and compared that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cut-Off Date) as set forth in the Purchase Agreement included in the Settlement Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of +/- $1 or less are not considered exceptions.

No exceptions were found.

d.

Purchase Information: Compared the purchase date and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days) and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the wire transfer request included in the Settlement Documents.

No exceptions were found.

e.

Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement (net of payment deductions for scheduled payments occurring within 15 days of the date of determination) included in the Settlement Documents and validated that the purchase price as set forth in WAIDE is greater than or equal to the purchase price indicated in the Purchase Agreement included in the Settlement Documents.

No exceptions were found.

f.

Assignment Type - Court Order: For each Sample Settlement Contract with an assignment type indicated as court order (or labeled “G-SS”) on the applicable Data File, observed that a court order referencing the claimant and the corresponding Sample Settlement Contract was included in the Settlement Documents. Observed that the court order references the transaction is between the Company and the claimant. Compared the state indicated in the court order to the court order state as set forth in WAIDE.

No exceptions were found.

g.

Annuity Information: Observed that the annuity information (including, but not limited to, photocopies of correspondence and excerpts of annuity policies, the Settlement Agreement, photocopy of the annuity check, a court release or affidavit) included in one of the Settlement Documents lists the claimant as an annuitant or beneficiary, and the annuity information either contains wording indicating that the payments under the annuity were guaranteed or certain.

No exceptions were found.

h.	Annuity Company Issuer: Compared the name of the annuity company issuer set forth in the Settlement Documents with the name of the annuity company issuer as set forth on the applicable Data File.

No exceptions were found.

i.

Notice of Direction of Payment: Observed that the Settlement Documents contained a court order, notice of assignment or letter from the Company (or an affiliate of the Company) to the annuity issuer, as applicable, directing that payments to the claimant be forwarded to one of the following addresses:

i.	PO Box 7780 4244

Philadelphia, PA 191 82-4244

ii.	PO Box 822081

Philadelphia, PA 19182

iii.	PO Box 83364

Woburn, MA 01813-3364

iv.	PO Box 116476

Atlanta, Georgia 30368 -6476

v.	PO Box 101210

Atlanta, Georgia 30392

vi.	PO Box 809156

Chicago, IL 60680 -9156

No exceptions were found.

j.

Lien Search: Observed that the Settlement Documents contained a consumer credit report and a UCC search that made reference to the claimant. If the consumer credit report or a UCC search was not included in the Settlement Documents, the Company provided such document upon request.

No exceptions were found.

k.

Settlement Agreement: Observed that the Settlement Documents contained either a photocopy of a document whose title includes the word or phrase “settlement,” “agreement,” “stipulation,” “release,” “affidavit” or “court order” referencing the claimant, or a document from the annuity provider listing the claimant as a beneficiary to a defendant listed in the Settlement Agreement. If such a document was not already included in the Settlement Documents, the Company provided the document upon request.

No exceptions were found.

Sample Annuity Contracts

4.	We randomly selected five (5) Annuity Contracts from the Data File. We performed the following procedures with respect to each selected annuity policy:

a.

Insurance Company Acknowledgement: Observed that the Annuity Documents include an acknowledgement from the issuer insurance company and to observe that the annuity policy reflects the Company (or an affiliate of the Company) as the named beneficiary.

No exceptions were found.

b.

Discount Rate: Compared the discount rates used to calculate the purchase price in WAIDE to the t-value worksheet included in the Annuity Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of +/ - 0.01% or less are not considered exceptions.

BDO Conclusion: For contracts 81014-2 and 91371-1, the discount rate per the t-value worksheet and WAIDE did not agree.

Management Response: The exception above was related to an internal data entry error and has no impact on the underlying collateral, assignment or clear chain of title related to the receivables.

BDO performed no procedures with respect to the management response contained above. As such, we take no responsibility for management’s response.

c.	Notice of Assignment or Payment Address Change: Observed that the Annuity Documents included a notice of assignment or payment address change from the issuer of the policy to the Company.

No exceptions were found.

d.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE (inclusive of escrow and fees) to the wire transfer advice or check stub included in the Annuity Documents.

No exceptions were found.

e.

Scheduled Payments Purchased: Compared the total payments purchased as set forth on the applicable Data File (excluding the payments occurring before the date of determination or Securitization Cut-Off Date (September 1, 2021)) to the total amount of scheduled payments purchased as indicated in the t-value worksheet included in the Annuity Documents (inclusive of escrow and fees). For purposes of this procedure, the Specified Parties have agreed that differences of +/ - $1 or less are not considered exceptions.

No exceptions were found.

f.

Purchase Information: Compared the purchase date, the maturity value and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days), the maturity value and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the t-value worksheet included in the Annuity Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of +/ - $1 or less are not considered exceptions.

No exceptions were found.

g.

Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement (net of payment deductions for scheduled payments occurring within 15 days of the date of determination) included in the Annuity Documents to validate that the purchase price as set forth in WAIDE was greater than or equal to the purchase price as set forth in the Purchase Agreement.

No exceptions were found.

h.	Annuity Company Issuer: Compared the name indicated as the annuity company issuer as set forth in the Annuity Documents to the annuity company issuer as set forth on the applicable Data File.

No exceptions were found.

i.

Lien Search: Observed that the Annuity Documents contain a consumer credit report and UCC search that makes reference to the claimant. If the consumer credit report or UCC search is not included in the Annuity Documents, the Company provided such document.

No exceptions were found.

j.	Original Documentation: Observed that the Annuity Documents include copies of original documentation related to the purchase and assignment of the annuity policy.

No exceptions were found.

We were engaged by The J.G. Wentworth Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on the J.G. Wentworth XLVIII, LLC Fixed Rate Asset Backed Note, Series 2020-E1 transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of The J.G. Wentworth Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of The J.G. Wentworth Company and First Principles Capital Management, LLC, and is not intended to be, and should not be, used by anyone other than these specified parties.

September 13, 2021